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                                                                   EXHIBIT 10.10

                                  AMENDMENT TO

                             THE TIMBERLAND COMPANY
                   2004 EXECUTIVE LONG TERM INCENTIVE PROGRAM
                              (effective 12/12/06)


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                                  AMENDMENT TO
                             THE TIMBERLAND COMPANY
                   2004 EXECUTIVE LONG TERM INCENTIVE PROGRAM

      This instrument amends certain terms of The Timberland Company 2004 Executive Long Term Incentive Program. The Program is established under The Timberland Company 1997 Incentive Plan, and amounts paid under the Program are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

      1. Subsection (a) of Section 8. Award Payment is hereby amended by adding the following sentence after the third sentence:

            "Notwithstanding anything in this Program document to the contrary, the Award payout for the three-year Award Period (1/1/04-12/31/06) shall be made on July 10, 2007."

      2. With the exception of the amendment specified above, all other terms and conditions of this Program document remain in full force and effect.


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